UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08966

Legg Mason Growth Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s annual report for the year ended December 31, 2007.

Total returns for various periods ended December 31, 2007 are:

Total Return
	6 Months	12 Months
Growth Trust:
Primary Class	+1.42%	+14.00%
Class R	+1.64%	+14.45%
Financial Intermediary Class	+1.79%	+14.84%
Institutional Class	+1.94%	+15.20%
S&P 500 Stock Composite IndexA	–1.37%	+5.49%
Lipper Large-Cap Growth Funds IndexB	+6.80%	+14.97%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors; for Class R, Financial Intermediary and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2007, are included in this report.

Beginning in the summer and continuing throughout the rest of the year, the U.S. fixed-income markets experienced a period of extreme volatility which has

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	An index comprised of the 30 largest funds in the Lipper universe of 783 large-cap growth funds.

Annual Report to Shareholders

negatively impacted market liquidity conditions. Initially, the concern on the part of market participants appeared to be limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

The Board of Directors approved a short-term capital gain distribution of $1.0914 per share to shareholders and a long-term capital gain distribution of $0.6950 per share to shareholders of Growth Trust, payable on December 21, 2007, to shareholders of record on December 19, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

January 24, 2008

Notice to Shareholders

On February 7, 2008, the board of Directors of Legg Mason Growth Trust approved changing the Fund’s investment objective from “Maximum long-term capital appreciation with minimum long-term risk to principal” to “Long-term growth of capital.” The change is being made to make the objective more consistent with the format of the other mutual funds advised by the adviser and the current style in the industry. Management of the Fund does not intend this change to affect the manner in which the Fund is managed. The change will be effective as of May 1, 2008.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Growth Trust, Inc.

Growth Trust’s total return for the fourth quarter 2007 is shown below, along with the total returns of several comparable indicies. In addition, we have provided one-year, three-year, five-year, ten-year and since-inception average annual total returns.

			Average Annual Total Returns, Periods Ended December 31, 2007
	Fourth Quarter 2007	One Year	Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust:
Primary Class	-5.33%	+14.00%	+5.48%	+15.56%	+8.57%	+11.23%
Class R	-5.22%	+14.45%	N/A	N/A	N/A	+13.85%
Financial Intermediary Class	-5.16%	+14.84%	+6.27%	N/A	N/A	+7.36%
Institutional Class	-5.08%	+15.20%	+6.61%	N/A	N/A	+7.51%
S & P 500 Stock Composite IndexB	-3.33%	+5.49%	+8.62%	+12.83%	+5.91%	+10.51%
Dow Jones Industrial AverageC	-3.91%	+8.88%	+9.66%	+12.24%	+7.43%	+11.49%
Lipper Large-Cap Growth Funds IndexD	+0.30%	+14.97%	+9.01%	+12.06%	+3.64%	+8.14%
Lipper Large-Cap Value Funds IndexE	-4.67%	+2.46%	+8.80%	+13.04%	+6.12%	+10.08%
NASDAQ Composite IndexF	-1.62%	+10.66%	+7.65%	+15.46%	+5.90%	+9.97	%J
Russell 1000 Growth IndexG	-0.77%	+11.81%	+8.68%	+12.11%	+3.83%	+8.67%
Russell 1000 Value IndexH	-5.80%	-0.17%	+9.32%	+14.63%	+7.68%	+12.04%
Russell 2000 IndexI	-4.58%	-1.57%	+6.80%	+16.25%	+7.08%	+10.13%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors for Class R, Financial Intermediary and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

In 2007, the S&P 500 Stock Composite Index (S&P 500 Index) gained 5.5%. This return was comparable to the Dow Jones Industrial Average, which rose 8.9% but substantially below the better performing NASDAQ Composite Index, which finished the year up 10.7%. All of the sectors of the S&P 500 Index posted positive returns with the exception of the consumer discretionary sector, which declined 13.2% and the

Annual Report to Shareholders

financials sector, which dropped 18.6%. The best-performing sectors in the broad market were once again energy (up an impressive 34.4%), materials (up 22.5%), and utilities (up 19.4%). The information and technology sector posted a respectable gain of 16.3% with the telecommunications sector finishing the year up 11.9%. 2007 was a year where the biggest capitalization stocks in the S&P 500 Index outpaced the smaller capitalization stocks. The Russell 2000 Index declined 1.6% in 2007. It was also a year when growth stocks, measured by the Russell 1000 Growth Index, outperformed the Value Stocks, measured by the Russell 1000 Value Index, by almost 1,200 basis pointsK. The growth index was up 11.8% whereas the value index lost 17 basis points for the year.

For the fourth quarter of 2007, the Legg Mason Growth Trust Primary Class was down –5.3% compared to the S&P 500 Index, which lost –3.3% and the Lipper Large-Cap Growth Funds Index, which rose 0.30%. For the full year the Fund’s Primary Class was up 14.0% compared to the S&P 500 Index, which was up 5.5% and the Lipper Large-Cap Growth Funds Index which gained 15.0%. In 2007, the top three leading contributors to our performance came from three different industries: internet, wireless, and infrastructure. When we look at the companies that penalized our performance it was largely the financial service companies.

A

The Fund’s Primary Class inception date is April 17, 1995. The Fund’s Class R’s inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is January 29, 2004. The Fund’s Institutional Class inception date is March 4, 2004.

B

A market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.
D	An index comprised of the 30 largest funds in the Lipper universe of 783 large-cap growth funds.
E	An index comprised of the 30 largest funds in the Lipper universe of 551 large-cap value funds.
F

A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
H	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
I	An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.
J	This return does not include reinvestment of dividends or capital distributions.
K	100 basis points = 1%.
N/A—	Not applicable.

Annual Report to Shareholders

Expense Example

Legg Mason Growth Trust, Inc.

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2007, and held through December 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 7/1/07-12/31/07
Primary Class:
Actual	$1,000.00	$1,014.20	$9.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.32
Class R
Actual	$1,000.00	$1,016.40	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 1.84%, 1.40%, 1.09% and .77% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

Annual Report to Shareholders

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 7/1/07-12/31/07
Financial Intermediary Class:
Actual	$1,000.00	$1,017.90	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.55
Institutional Class:
Actual	$1,000.00	$1,019.40	$3.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.90

Annual Report to Shareholders

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Class R, Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Performance Information—Continued

Growth of a $10,000 Investment —Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+14.00%	+14.00%
Five Years	+106.10%	+15.56%
Ten Years	+127.56%	+8.57%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+14.45%	+14.45%
Life of Class*	+13.98%	+13.85%
* Inception date — December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 2006.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+14.84%	+14.84%
Life of Class*	+32.13%	+7.36%
* Inception date — January 29, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+15.20%	+15.20%
Life of Class*	+31.92%	+7.51%
* Inception date — March 4, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)D

(As a percentage of the portfolio)

Top 10 Holdings (As of December 31, 2007)

Security	% of Net Assets
Yahoo! Inc.	7.9%
Nokia Oyj – ADR	6.9%
QUALCOMM Inc.	6.6%
Amazon.com Inc.	5.9%
eBay Inc.	5.1%
Fluor Corp.	4.0%
Electronic Arts Inc. (EA)	3.8%
XM Satellite Radio Holdings Inc.	3.8%
The Shaw Group Inc.	3.8%
Texas Instruments Inc.	3.7%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders

Selected Portfolio PerformanceE

Legg Mason Growth Trust, Inc.

Strongest performers for the year ended December 31, 2007F
1. Amazon.com Inc.	+134.8%
2. Nokia Ojy- ADR	+93.2%
3. Expedia Inc.	+50.7%
4. Google Inc.	+50.2%
5. Caterpillar Inc.	+20.5%

Weakest performers for the year ended December 31, 2007F
1. American International Group Inc.	-17.7%
2. FedEx Corp.	-17.6%
3. XM Satellite Radio Holdings Inc.	-15.3%
4. Yahoo! Inc.	-8.9%
5. Cisco Systems Inc.	-1.0%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Cadbury Schweppes PLC	Citigroup Inc.
General Cable Corp.	E*Trade Financial Corp.
IntercontinentalExchange Inc.	Jabil Circuit Inc.
Kraft Foods Inc.	NAVTEQ Corp.
NASDAQ Stock Market Inc.	SunPower Corp.
Red Hat Inc.	The Goldman Sachs Group Inc.
Thomas and Betts Corp.
Veolia Environment
Vestas Wind Systems A/S

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire year.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

December 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 94.2%

Consumer Discretionary — 11.8%
Internet and Catalog Retail — 8.0%
Amazon.com Inc.	800	$74,112	A
Expedia Inc.	840	26,561	A

		100,673

Media — 3.8%
XM Satellite Radio Holdings Inc.	3,900	47,736	A

Consumer Staples — 3.0%
Food Products — 3.0%
Cadbury Schweppes PLC	275	13,577
Kraft Foods Inc.	750	24,472

		38,049

Financials — 8.5%
Diversified Financial Services — 6.2%
IntercontinentalExchange Inc.	210	40,425	A
NASDAQ Stock Market Inc.	750	37,118	A

		77,543

Insurance — 2.3%
American International Group Inc.	500	29,150

Industrials — 27.8%
Air Freight and Logistics — 2.3%
FedEx Corp.	320	28,534

Construction and Engineering — 14.3%
Fluor Corp.	340	49,545
Foster Wheeler Ltd.	280	43,406	A
Quanta Services Inc.	1,500	39,360	A
The Shaw Group Inc.	780	47,143	A

		179,454

Annual Report to Shareholders

	Shares/Par	Value
Industrials — Continued
Electrical Equipment — 5.5%
General Cable Corp.	400	$29,312	A
Thomas and Betts Corp.	500	24,520	A
Vestas Wind Systems A/S	137	14,839	A

		68,671

Industrial Conglomerates — 3.7%
General Electric Co.	1,250	46,337

Machinery — 2.0%
Caterpillar Inc.	350	25,396

Information Technology — 41.1%
Communications Equipment — 15.7%
Cisco Systems Inc.	1,000	27,070	A
Nokia Oyj – ADR	2,250	86,377
QUALCOMM Inc.	2,100	82,635

		196,082

Internet Software and Services — 15.7%
eBay Inc.	1,925	63,891	A
Google Inc.	50	34,574	A
Yahoo! Inc.	4,250	98,855	A

		197,320

Semiconductors and Semiconductor Equipment — 3.7%
Texas Instruments Inc.	1,400	46,760

Software — 6.0%
Electronic Arts Inc. (EA)	820	47,896	A
Red Hat Inc.	1,300	27,092	A

		74,988

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value
Utilities — 2.0%
Multi-Utilities — 2.0%
Veolia Environnement	275	$25,109

Total Common Stocks and Equity Interests
(Cost — $951,321)		1,181,802
Repurchase Agreements — 5.5%

Goldman Sachs Group Inc.
4.60%, dated 12/31/07, to be repurchased at $34,453 on 1/2/08 (Collateral: $35,925 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $35,166)	$34,444	$34,444

JPMorgan Chase and Co.
4.00%, dated 12/31/07, to be repurchased at $34,452 on 1/2/08 (Collateral: $7,435 Fannie Mae note, 4.500%, due 10/15/08, value $7,528; $26,786 Freddie Mac notes, 5.00% to 6.00%, due 10/6/11 to 6/18/14, value $27,606)	34,444	34,444

Total Repurchase Agreements (Cost — $68,888)		68,888
Total Investments — 99.7% (Cost — $1,020,209)B		1,250,690
Other Assets Less Liabilities — 0.3%		3,490

Net Assets — 100.0%		$1,254,180

A	Non-income producing.
B	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$264,399
Gross unrealized depreciation	(39,216)

Net unrealized appreciation	$225,183

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Growth Trust, Inc.

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $951,321)		$1,181,802
Short-term securities at value (Cost – $68,888)		68,888
Receivable for fund shares sold		6,701
Dividends and interest receivable		992

Total assets		1,258,383

Liabilities:
Payable for fund shares repurchased	$2,350
Accrued management fee	743
Accrued distribution and service fees	650
Accrued expenses	460

Total liabilities		4,203

Net Assets		$1,254,180

Net assets consist of:
Accumulated paid-in-capital		$1,044,117
Accumulated net investment loss		(101)
Accumulated net realized loss on investments and foreign currency transactions		(20,317)
Unrealized appreciation of investments		230,481

Net Assets		$1,254,180

Net Asset Value Per Share:
Primary Class (21,121 shares outstanding)		$32.48

Class R (15 shares outstanding)		$33.43

Financial Intermediary Class (10,123 shares outstanding)		$33.54

Institutional Class (6,722 shares outstanding)		$33.94

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Growth Trust, Inc.

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Dividends	$8,894
Interest	1,940
Less: Foreign taxes withheld	(239)

Total income		$10,595
Expenses:
Management fees	7,910
Distribution and service fees:
Primary Class	6,303
Class R	1
Financial Intermediary Class	740
Audit and legal fees	49
Custodian fees	127
Directors’ fees and expenses	66
Registration fees	113
Reports to shareholders	194
Transfer agent and shareholder servicing expense:
Primary Class	504
Class R	6
Financial Intermediary Class	252
Institutional Class	20
Other expenses	82

	16,367
Less: Expenses reimbursed	(6)
Compensating balance credits	(10)

Net expenses		16,351

Net Investment Loss		(5,756)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	54,606
Foreign currency transactions	(50)

		54,556
Change in unrealized appreciation/depreciation of investments		92,537

Net Realized and Unrealized Gain on Investments		147,093
Change in Net Assets Resulting From Operations		$141,337

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

	For the Years Ended December 31,
	2007	2006
Change in Net Assets:
Net investment loss	$(5,756)	$(4,634)
Net realized gain	54,556	29,145
Change in unrealized appreciation/depreciation	92,537	(7,500)
Change in net assets resulting from operations	141,337	17,011

Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(49,787)	—
Class R	(26)	—
Financial Intermediary Class	(24,003)	—
Institutional Class	(15,930)	—

Change in net assets from fund share transactions:
Primary Class	81,543	113,045
Class R	520	10
Financial Intermediary Class	85,827	79,198
Institutional Class	34,355	59,904
Change in net assets	253,836	269,168

Net Assets:

Beginning of year	1,000,344	731,176
End of year	$1,254,180	$1,000,344
Accumulated net investment loss	$(101)	$(48)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Growth Trust, Inc.

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$30.78		$30.59		$30.15	$28.04	$17.17

Investment operations:
Net investment loss	(.30	)A	(.25	)A	(.27)	(.32)	(.26)
Net realized and unrealized gain	4.59		.44		.97	2.43	11.13

Total from investment operations	4.29		.19		.70	2.11	10.87

Distributions from:
Net realized gain on investments	(2.59)		—		(.26)	—	—

Total distributions	(2.59)		—		(.26)	—	—

Net asset value, end of year	$32.48		$30.78		$30.59	$30.15	$28.04

Total return	14.00%		.62%		2.33%	7.52%	63.31%

Ratios to Average Net Assets:B
Total expenses	1.84%		1.86%		1.87%	1.87%	1.88%
Expenses net of waivers, if any	1.84%		1.86%		1.87%	1.87%	1.88%
Expenses net of all reductions	1.84%		1.86%		1.87%	1.87%	1.88%
Net investment loss	(.90)%		(.87)%		(1.08)%	(1.18)%	(1.35)%
Supplemental Data:
Portfolio turnover rate	62.1%		31.0%		19.7%	33.8%	49.5%
Net assets, end of year (in thousands)	$685,972		$576,549		$458,567	$384,040	$332,516

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Class R:

	Year Ended December 31, 2007		Period Ended December 31, 2006C
Net asset value, beginning of year	$31.49		$31.62

Investment operations:
Net investment income/(loss)	(0.15	)A	—	A,D
Net realized and unrealized gain/(loss)	4.68		(.13)

Total from investment operations	4.53		(.13)

Distributions from:
Net realized gain on investments	(2.59)		—

Total distributions	(2.59)		—

Net asset value, end of year	$33.43		$31.49

Total return	14.45%		(.41	)%E

Ratios to Average Net Assets:B
Total expenses	6.56%		1.28	%F
Expenses net of waivers, if any	1.40%		1.28	%F
Expenses net of all reductions	1.40%		1.28	%F
Net investment loss	(.45)%		(1.14	)%F
Supplemental Data:
Portfolio turnover rate	62.1%		31.0	%E
Net assets, end of year (in thousands)	$512		$10

C	For the period December 28, 2006 (commencement of operations) to December 31, 2006.
D	Amount less than $.01 per share.
E	Not annualized.
F	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Growth Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Years Ended December 31,
	2007		2006		2005	2004G
Net asset value, beginning of year	$31.48		$31.06		$30.38	$27.59

Investment operations:
Net investment loss	(.05	)A	(.04	)A	(.07)	(.01)
Net realized and unrealized gain	4.70		.46		1.01	2.80

Total from investment operations	4.65		.42		.94	2.79

Distributions from:
Net realized gain on investments	(2.59)		—		(.26)	—

Total distributions	(2.59)		—		(.26)	—

Net asset value, end of year	$33.54		$31.48		$31.06	$30.38

Total return	14.84%		1.35%		3.10%	10.11	%E

Ratios to Average Net Assets:B
Total expenses	1.09%		1.13%		1.16%	1.11	%F
Expenses net of waivers, if any	1.09%		1.13%		1.15%	1.11	%F
Expenses net of all reductions	1.09%		1.13%		1.15%	1.11	%F
Net investment loss	(.15)%		(.14)%		(.39)%	(.07	)%F
Supplemental Data:
Portfolio turnover rate	62.1%		31.0%		19.7%	33.8	%E
Net assets, end of year (in thousands)	$339,532		$240,778		$155,266	$9,599

G	For the period January 29, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Years Ended December 31,
	2007		2006		2005	2004H
Net asset value, beginning of year	$31.73		$31.20		$30.42	$27.94

Investment operations:
Net investment income	.06	A	.06	A	—	.02
Net realized and unrealized gain	4.74		.47		1.04	2.46

Total from investment operations	4.80		.53		1.04	2.48

Distributions from:
Net realized gain on investments	(2.59)		—		(.26)	—

Total distributions	(2.59)		—		(.26)	—

Net asset value, end of year	$33.94		$31.73		$31.20	$30.42

Total return	15.20%		1.70%		3.42%	8.88	%E

Ratios to Average Net Assets:B
Total expenses	.77%		.80%		.83%	.82	%F
Expenses net of waivers, if any	.77%		.80%		.83%	.82	%F
Expenses net of all reductions	.77%		.80%		.83%	.82	%F
Net investment income (loss)	.17%		.19%		(.02)%	.42	%F
Supplemental Data:
Portfolio turnover rate	62.1%		31.0%		19.7%	33.8	%E
Net assets, end of year (in thousands)	$228,164		$183,007		$117,343	$34,964

H	For the period March 4, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Growth Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

Growth Trust offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares. Transfer agent and shareholder servicing expenses are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to the Fund are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Annual Report to Shareholders

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2007, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$740,408	$679,141

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the debt obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended December 31, 2007 the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report to Shareholders

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassifications

Generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Realized Gain	Paid-in Capital
(a)	$—	$(30)	$30
(b)	$5,703	$(5,703)	$—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purpose and a tax net operating loss which offset short-term capital gains for tax purposes.

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$39,071	$—
Net Long-term Capital Gains	50,675	—

Total Distributions Paid	$89,746	$—

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

Accumulated Earnings on a Tax Basis:

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences	(15,120	) (a)
Unrealized appreciation/depreciation	225,183	(b)

Total accumulated earnings/(losses) — net	$210,063

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of December 31, 2007, the aggregate cost of investments for federal income tax purposes was $1,025,508.

3. Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to its agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

The following chart summarizes the management fees for the Fund:

Management Fee	Asset Breakpoint
0.70%	up to $2 billion
0.65%	in excess of $2 billion

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives from the Fund’s Primary Class, Class R and Financial Intermediary Class an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

Annual Report to Shareholders

	Distribution Fee	Service Fee
Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LMCM and LMIS currently intend to voluntarily waive fees or reimburse expenses in any month to the extent a class of the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of average daily net assets specified below. The Fund’s agreement with LMCM provides that certain expense reimbursements be made to the Fund. For the year ended December 31, 2007, LMCM reimbursed the Fund $6 for these expenses. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.

The following chart summarizes the expense limitations for the Fund:

Class	Expense Limitation
Primary	1.90%
Class R	1.40%
Financial Intermediary	1.15%
Institutional	0.90%

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, had an agreement with the Fund’s transfer agent pursuant to which LMFS received payments from the Fund’s transfer agent with respect to accounts where third parties provide certain services to the Fund. These payments were used to offset the Fund’s expenses for such services. These payments totaled $67 for the year ended December 31, 2007. Effective August 1, 2007, LMFS no longer receives payments from the Fund’s transfer agent.

LMCM, LMFA, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

4. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2007.

5. Fund Share Transactions:

At December 31, 2007, there were 100,000 shares authorized at $.001 par value for each of the Primary, Financial Intermediary and Institutional Classes and 500,000 shares authorized at $.001 par value for Class R shares of the Fund. Share transactions were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	4,862	$163,696	8,343	$246,804
Shares issued on reinvestment	1,461	47,839	—	—
Shares repurchased	(3,932)	(129,992)	(4,603)	(133,759)

Net Increase	2,391	$81,543	3,740	$113,045

Class RA
Shares sold	14	$497	0.3	$10
Shares issued on reinvestment	1	26	—	—
Shares repurchased	—	(3)	—	—

Net Increase	15	$520	0.3	$10

Financial Intermediary Class
Shares sold	3,361	$116,213	3,967	$117,797
Shares issued on reinvestment	591	19,898	—	—
Shares repurchased	(1,475)	(50,284)	(1,320)	(38,599)

Net Increase	2,477	$85,827	2,647	$79,198

Institutional Class
Shares sold	1,977	$69,318	2,890	$86,390
Shares issued on reinvestment	465	15,852	—	—
Shares repurchased	(1,487)	(50,815)	(884)	(26,486)

Net Increase	955	$34,355	2,006	$59,904

A	Class R commenced operations on December 28, 2006.

Annual Report to Shareholders

6. Recent Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure thereto as a result of this adoption.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

7. Subsequent Event:

On February 7, 2008, the Board of Directors of Legg Mason Growth Trust approved changing the Fund’s investment objective from “Maximum long-term capital appreciation with minimum long-term risk to principal” to “Long-term growth of capital.” The change is being made to make the objective more consistent with the format of the other mutual funds advised by the adviser and the current style in the industry. Management of the Fund does not intend this change to affect the manner in which the Fund is managed. The change will be effective as of May 1, 2008.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Growth Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Growth Trust, Inc. (the “Fund”) at December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2008

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	06/20/2007	12/19/2007
Payable Date:	06/22/2007	12/21/2007
Ordinary Income:
Qualified Dividend Income for Individuals	—	21.74%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	18.39%
Long-Term Capital Gain Dividend	$0.801540	$0.695000

Please retain this information for your records.

Annual Report to Shareholders

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officers is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1998	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc. Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986- 2000).

McGovern, Jill E. (1944) Director	Since 1998	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972- 2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None

Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting)

(1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORS:C
Curley Jr., John F. (1939) Chairman and Director	Since 1998	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982- 1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President since 2001; and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	President, CEO, and Director of Legg Mason, Inc. since 2008. Senior Executive Vice President of Legg Mason, Inc., formerly Director and/or officer of various Legg Mason, Inc. affiliates (2000- 2008). Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERSD:
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1998	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Securities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served (A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE

SECURITIES AND EXCHANGE COMMISSION

WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Fund are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders

Board Consideration of Legg Mason Growth Trust’s Investment Advisory and Management Agreement

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Growth Trust, Inc. (“Growth Trust”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Growth Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Growth Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Growth Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Growth Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Growth Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Growth Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted Growth Trust’s performance record and the measures that the Adviser was taking in an effort to

Annual Report to Shareholders

maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to Growth Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Growth Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Growth Trust and profitability for the Adviser and its affiliates from their overall association with Growth Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Growth Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Growth Trust were shared with Growth Trust, the Board noted that Growth Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Adviser has voluntarily waived fees for Growth Trust. The Board also compared Growth Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Growth Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Growth Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Growth Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.
Specialty Funds Opportunity Trust

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.com.

Tax-Free Bond Funds Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmason.com/individualinvestors.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services - Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Growth Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $20,100

Fiscal Year Ended December 31, 2007 – $20,500

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $1,100

Fiscal Year Ended December 31, 2007 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $327,554

Fiscal Year Ended December 31, 2007 – $392,049

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Growth Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Growth Trust, Inc.

Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Growth Trust, Inc.

Date: February 22, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer,
Legg Mason Growth Trust, Inc.

Date: February 21, 2008